UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022 (May 24, 2022)

APPLIED MOLECULAR TRANSPORT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39306	82-4481426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 East Jamie Court

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (650) 392-0420

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMTI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Applied Molecular Transport Inc. (the “Company”) held its Annual Meeting of stockholders (the “Annual Meeting”) on May 24, 2022. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of three Class II Directors

Name of Director	For	Withheld	Broker Non-Votes
Charlene Banard	16,877,918	386,443	13,754,541
Graham K. Cooper	15,179,944	2,084,417	13,754,541
John W. Smither	16,877,685	386,676	13,754,541

Each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
30,988,933	5,801	24,168

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
13,069,734	4,192,146	2,481	13,754,541

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting (the “Proxy Statement”).

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain
17,249,014	4,441	8,462	2,444

The stockholders supported, on an advisory basis, one year as the proposed frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers (“Say-on-Pay”). Based on the recommendation of the Board of Directors in the Proxy Statement and the voting results from Proposal 4, the Company will include a Say-on-Pay proposal in its proxy statement every one year until the next required non-binding advisory vote on the frequency of a Say-on-Pay vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MOLECULAR TRANSPORT INC.

By:	/s/ Earl Douglas
Earl Douglas
Executive Vice President and General Counsel and Secretary

Date: May 27, 2022